Prepayments and other current assets	12 Months Ended
Dec. 31, 2022
Prepayments and other current assets
Prepayments and other current assets

7.Prepayments and other current assets

Prepayments and other current assets consisted of the following:

	As of December 31,
	2021	2022
	RMB	RMB
Prepayments to suppliers	174,860	201,865
Contract cost assets	—	192,848
Prepaid rental and deposits	5,256	—
Deferred offering costs	5,719	—
Others	14,240	18,221
Prepayments and other current assets	200,075	412,934

As of December 31, 2021, deferred offering costs consisted of legal expenses incurred through the balance sheet date that were directly related to the IPO. Such costs were deferred until the listing of the Company’s shares, at which time the deferred costs are offset against the offering proceeds.

A provision for RMB3,245 and RMB1,310 was made for prepayments and other current assets as of December 31, 2021 and 2022, respectively.